                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported): August 11, 2003



                      CHAMPIONSHIP AUTO RACING TEAMS, INC.
             (Exact name of registrant as specified in its charter)



Delaware                            1-13925                  38-3389456
(State or other                   (Commission                (IRS Employer
jurisdiction of                   File Number)               Identification No.)
incorporation)



                         5350 Lakeview Parkway South Dr.
                             Indianapolis, IN 46268
             (Address of principal executive offices, with zip code)



       Registrant's telephone number, including area code: (317) 715-4100

ITEM 9. REGULATION FD DISCLOSURE/ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

     On August 11, 2003, Championship Auto Racing Teams, Inc. (the "Company") reported its earnings for the quarter ended June 30, 2003. The information in this Current Report on Form 8-K, including the exhibit, shall not be deemed to be incorporated by reference into the Company's filings with the SEC under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such a filing.

Exhibit.

The following exhibit is furnished as part of this Report:

Exhibit     Description
-------     -----------
99.1        Press release dated August 11, 2003


                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on this 11th day of August, 2003.


                                       CHAMPIONSHIP AUTO RACING TEAMS, INC.


                                       By:    /s/ Thomas L. Carter
                                           -------------------------------------
                                              Thomas L. Carter,
                                              Chief Financial Officer











                                      -2-